                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                 ------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                               December 4, 1997
               ------------------------------------------------
               Date of Report (Date of earliest event reported)


                         CREDENCE SYSTEMS CORPORATION
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              (Exact name of registrant as specified in charter)


         Delaware                      0-22366                  94-2878499
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(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)


       215 Fourier Avenue, Fremont, California                    94539
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       (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code         (510) 657-7400
                                                    ----------------------------


                                      N/A
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        (Former name or former address, if changed since last report.)
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Item 5. Other Events.

        On December 4, 1997, the Registrant issued a press release announcing that Richard Y. Okumoto, resigned from his positions as Executive Vice President and Chief Financial Officer of the Registrant effective as of December 3, 1997, and that Jerry Bruce, the Registrant's Vice President and Controller, will serve as the acting Chief Financial Officer.

        On December 4, 1997, the Registrant also issued a press release reporting the financial results for its fourth quarter and the fiscal year ended October 31, 1997.

        On December 12, 1997, the Registrant issued a press release announcing the adoption of a stock repurchase program pursuant to which the Registrant's Board of Directors approved the repurchase of up to 500,000 shares of the Registrant's Common Stock in the open market at prevailing market prices for a period of up to twelve months.

Item 7. Exhibits

        A copy of the Registrant's press release announcing the resignation of Mr. Okumoto is attached hereto as Exhibit 99.1 and incorporated herein by reference. A copy of the Registrant's press release announcing its financial results for the fourth quarter and fiscal year ended October 31, 1997 is attached hereto as Exhibit 99.2 and incorporated herein by reference. A copy of the Registrant's press release announcing its stock repurchase program is attached hereto as Exhibit 99.3 and incorporated herein by reference.
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                                  SIGNATURES
                                  ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CREDENCE SYSTEMS CORPORATION
                                                --------------------------------
                                                        (Registrant)


Date: December 17, 1997                         By  /s/ Jerry Bruce
                                                  ------------------------------
                                                Name:   Jerry Bruce
                                                Title:  Acting Chief Financial
                                                        Officer, Vice President
                                                        and Controller
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                               INDEX TO EXHIBITS


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Exhibit No.                     Description                             Page
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
    99.1 Press Release disseminated December 4, 1997 regarding the resignation of Richard Y. Okumoto

    99.2 Press Release disseminated December 4, 1997 regarding the Registrant's financial results for the fourth quarter and fiscal year ended
                October 31, 1997.

    99.3 Press Release disseminated December 12, 1997 regarding the Registrant's Stock Repurchase Program.

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